Debt (Details-Components of debt) - Rubicon Technologies, LLC and Subsidiaries [Member] - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Long-term loan balance		$ 47,024	$ 18,048
Rubicon [Member]
Term loan balance	$ 58,500	48,524	20,000
Less unamortized loan origination costs	(1,035)	(820)	(889)
Total borrowed	57,465	47,704	19,111
Less short-term loan balance	(5,174)	(680)	(1,063)
Long-term loan balance	$ 52,291	$ 47,024	$ 18,048